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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements (File Nos. 333-55080 and 333-69828), the Post-Effective Amendment No. 1 on Form S-8 to the Registration Statement on Form S-1 (File No. 333-31032) and Registration Statement on Form S-3 (File No. 333-66972).




                                                         /s/ Arthur Andersen LLP

Ann Arbor, Michigan
   March 15, 2002